EXHIBIT 10.59

                                                                       EXECUTION
                                                                       COPY

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                           MBIA INSURANCE CORPORATION,
                                    as Surety


                FIRST INVESTORS AUTO RECEIVABLES CORPORATION,
                                  as Transferor



                  FIRST INVESTORS FINANCIAL SERVICES, INC.,
                                    as Seller



                      AUTO LENDERS ACCEPTANCE CORPORATION,
                                   as Servicer

                NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Successor Collateral Agent, Back-up Servicer and Custodian

                  CHASE BANK OF TEXAS, NATIONAL ASSOCIATION,
                           as Initial Collateral Agent
                                       and

                               NATIONSBANK, N.A.,
                            as Reserve Account Agent

                               AMENDMENT NO. 1 TO
                               INSURANCE AGREEMENT

            First Investors Auto Receivables Corporation Revolving
                  Automobile Receivables Financing Facility

                           Dated as of March 31, 1999

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                     AMENDMENT NO. 1 TO INSURANCE AGREEMENT

      THIS AMENDMENT NO. 1 TO INSURANCE AGREEMENT ("Amendment") amends that Insurance Agreement dated as of October 1, 1996 (the "Insurance Agreement") by and among MBIA Insurance Corporation, as Surety, First Investors Auto Receivables Corporation, as Transferor, First Investors Financial Services, Inc., as Seller, Chase Bank of Texas (formerly known as Texas Commerce Bank, National Association), as Collateral Agent, and NationsBank, N.A., as Reserve Account Agent. This Amendment is dated as of March 31, 1999 by and among MBIA INSURANCE CORPORATION (the "Surety"), FIRST INVESTORS AUTO RECEIVABLES CORPORATION, in its capacity as transferor (the "Transferor"), FIRST INVESTORS FINANCIAL SERVICES, INC., in its capacity as seller (the "Seller"), CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as initial Collateral Agent (the "Initial Collateral Agent"), NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, in its capacity as successor Collateral Agent (the "Successor Collateral Agent"), in its capacity as back-up servicer (the "Back-up Servicer"), and in its capacity as Custodian (the "Custodian"), AUTO LENDERS ACCEPTANCE CORPORATION, in its capacity as successor servicer (the "Servicer") and NATIONSBANK, N.A., in its capacity as Reserve Account Agent (the "Reserve Account Agent").

                                    RECITALS:

      WHEREAS, the Transferor, Enterprise Funding Corporation (the "Company"), the Reserve Account Agent, the Initial Collateral Agent, the Surety and the Seller entered into a Security Agreement (as defined herein) dated as of October 22, 1996 (as amended and supplemented from time to time, the "Security Agreement"), pursuant to which, among other things, the Transferor granted a security interest in certain collateral as more fully described therein to the Collateral Agent thereunder for the benefit of the Company and the Surety, to secure payments under the Note, the Security Agreement, the Note Purchase Agreement and this Agreement.

      WHEREAS, the Surety issued its Surety Bond (as defined below) at the request of the Transferor and the Seller, which guarantees payment of Insured Amounts (as defined in the Surety Bond), upon such terms and conditions as were mutually agreed upon by the parties and subject to the terms and conditions of the Surety Bond.

      WHEREAS, the servicing of the Receivables will be transferred from General Electric Capital Corporation to the Servicer, pursuant to the Servicing Transfer (as defined in the Servicing Agreement) and the Servicer will perform its servicing duties pursuant to a Servicing Agreement dated as of March 31, 1999 among the Successor Collateral Agent, the Back-up Servicer, the Transferor and the Servicer.

      WHEREAS, the parties hereto desire to amend the Insurance Agreement as an inducement for the Surety to deliver its consent to the Servicing Transfer and related documents.

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      WHEREAS, the Transferor, the Company, the Reserve Account Agent, the
Initial Collateral Agent, the Successor Collateral Agent, the Surety and the Seller are entering into an Amendment No. 2 to Security Agreement dated as of March 31, 1999, pursuant to which the parties thereto are amending certain provisions to reflect the Servicing Transfer and certain other matters.

      WHEREAS, Section 6.01 of the Insurance Agreement provides that the Insurance Agreement may be amended with the consent of each of the parties thereto.

      NOW, THEREFORE, in consideration of the premises and of the agreements herein contained, the Servicer, the Back-up Servicer, the Surety, the Transferor, the Seller, the Initial Collateral Agent, the Successor Collateral Agent and the Reserve Account Agent agree as follows:

                                    ARTICLE I

                                  DEFINED TERMS

      SECTION 1.01. GENERAL DEFINITIONS. Capitalized terms used in this Agreement but not otherwise defined herein will have the meanings ascribed to such terms in the Insurance Agreement.

      SECTION 1.02. ADDITIONAL DEFINED TERMS. The following terms are hereby added to Article I of the Insurance Agreement in appropriate alphabetical order:
"Amendments" shall mean this Amendment, Amendment No. 1 to Note Purchase Agreement, Amendment No. 2 to Security Agreement, the Servicing Agreement, Amendment No. 2 to Purchase Agreement and the Guaranty.

      "Guaranty" means the Guaranty dated as of March 31, 1999 among the Seller, the Transferor, the Servicer, the Collateral Agent and the Back-up Servicer.

      "Required Rating" shall mean, with respect to a Cap Counterparty, the rating assigned to the long-term debt obligations of such Cap Counterparty by each of S&P and Moody's as of the date of this Amendment.

SECTION 1.03. AMENDMENT TO DEFINED TERMS. The following definitions in Article I of the Insurance Agreement are hereby amended to read as follows (solely for convenience, added language is italicized and deleted language has been stricken through):

            (a) "Agreement" means the Insurance Agreement dated as of October 22, 1996, AS AMENDED AND SUPPLEMENTED, AND including any additional amendments or any supplements hereto as herein permitted.

            (b) "Financial Statements" means the balance sheets and the statements of income, retained earnings and cash flows and notes thereto of FIFSG prepared on a consolidated basis and furnished on behalf of the Seller AND THE SERVICER to the Surety pursuant to Section 2.02(c) AND 2.05(C) hereof.

            (c) "Security Agreement" means the Security Agreement dated as of October 22, 1996, among the Company, the Transferor, the Surety, the Seller, the Reserve Account Agent and the Collateral Agent, AS AMENDED, INCLUDING AS AMENDED BY THE AMENDMENT NO. 2 TO SECURITY AGREEMENT DATED AS OF MARCH 31, 1999 BY AND AMONG THE TRANSFEROR, THE COMPANY, THE RESERVE ACCOUNT AGENT, THE BACK-UP SERVICER, THE COLLATERAL AGENT, THE SURETY AND THE SELLER, AND AS THE SAME MAY BE FURTHER AMENDED AND SUPPLEMENTED AS PROVIDED THEREIN.

            (d) "Servicing Agreement" shall MEAN THE SERVICING AGREEMENT DATED MARCH 31, 1999, AMONG THE SERVICER, THE TRANSFEROR, THE COLLATERAL AGENT AND THE BACK-UP SERVICER.

            (e) "Transaction Documents" means this Agreement, THE GUARANTY, the Interest Rate Cap, the Note Purchase Agreement, the Servicing Agreement, the Security Agreement, the Purchase Agreement, any Originator Agreement and the Note.

                                   ARTICLE II

                       AMENDMENTS TO OPERATIVE PROVISIONS

      SECTION 2.01. COLLATERAL AGENT. All references in the Agreement to the "Collateral Agent" shall be deemed to refer to (i) prior to the Servicing Transfer, the Initial Collateral Agent and (ii) on and after the date of the Servicing Transfer, to the Successor Collateral Agent, in its capacity as Collateral Agent, Back-up Servicer and Custodian.

      SECTION 2.02. AMENDMENTS TO SECTION 2.01. Section 2.01(h) of the Agreement is hereby amended as follows (solely for convenience, added language is italicized and deleted language has been stricken through):

                  "(h) FINANCIAL STATEMENTS. The Financial Statements of FIFSG,
            copies of which the Seller has caused to be furnished to the Surety on behalf of the SELLER AND THE SERVICER, (i) are, as of the dates and for the periods referred to therein, complete and correct in all material respects, (ii) present fairly the financial condition and results of operations of the companies reported therein as of the dates and for the periods indicated and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied, except as noted therein and subject to year-end adjustments with respect to interim statements. Since the date of the most recent Financial Statements, there has been no material adverse change in such condition or operations. Except as disclosed in the Financial Statements, neither the Seller NOR THE SERVICER, is not subject to any contingent liabilities or commitments that, individually or in the aggregate, have a

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            material possibility of causing a material adverse change in respect of the Seller OR THE SERVICER."

      SECTION 2.03. AMENDMENTS TO SECTION 2.02. Section 2.02(o) of the Agreement is hereby amended as follows (solely for convenience, added language is italicized and deleted language has been stricken through):

            "(o) NOTICES UNDER THE INTEREST RATE CAP AND THE NOTE PURCHASE AGREEMENT. The Transferor shall promptly forward to the Surety a copy of each notice or other communication received by the Transferor or sent by the Transferor with respect to the Interest Rate Cap and the Note Purchase Agreement. THE TRANSFEROR SHALL PROMPTLY FORWARD TO THE SURETY A COPY OF EACH EXECUTED INTEREST RATE CAP ENTERED INTO BY THE TRANSFEROR."

      SECTION 2.04. AMENDMENTS TO SECTION 2.03. Section 2.03(e) of the Agreement is hereby amended as follows (solely for convenience, added language is italicized and deleted language has been stricken through):

            "(e) INTEREST RATE CAP. The Transferor will not enter into ANY Interest Rate Cap until SUCH Interest Rate Cap AND THE CAP COUNTERPARTY HAVE been approved in form and substance and in writing by the Surety; provided, however, that MBIA's prior written consent to the Cap Counterparty shall not be required if (A) the Cap Counterparty is any of the following: (i) NationsBanc Capital Markets; (ii) Bank of America;
      (iii) Wells Fargo Bank; or (iv) First Union Capital Markets, Inc.; and (B) such Cap Counterparty referenced in (A) has not been downgraded by either of S&P or Moody's below its Required Rating. The Transferor shall not agree to any changes to ANY Interest Rate Cap unless the Surety shall have previously given its consent. The Transferor shall take or refrain from taking any action, and exercise or refrain from exercising any rights of the Transferor under ANY Interest Rate Cap, in the manner directed by the Surety."

      SECTION 2.05. ADDITION OF SECTION 2.04. Section 2.04 is hereby added to the Insurance Agreement in appropriate numerical order as follows:

            "SECTION 2.04. REPRESENTATIONS AND WARRANTIES OF THE SERVICER. As of the date of the Amendment, the Servicer represents, warrants and covenants as follows:

            (a) DUE ORGANIZATION AND QUALIFICATION. The Servicer is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction. The Servicer is duly qualified to do business, is in good standing and has obtained all necessary licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and the performance of its obligations under the Transaction Documents, in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Transaction Document

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      unenforceable in any respect or would have a material adverse effect upon the Transaction.

            (b) POWER AND AUTHORITY. The Servicer has all necessary corporate or other power and authority to conduct its business as currently conducted and to execute, deliver and perform its obligations under the Transaction Documents and to consummate the Transaction.

            (c) DUE AUTHORIZATION. The execution, delivery and performance of the Transaction Documents by the Servicer has been duly authorized by all necessary corporate action and do not require any additional approvals or consents, or other action by or any notice to or filing with any Person, including, without limitation, any governmental entity or any partners or stockholders, which have not previously been obtained or given by the Servicer.

            (d) NONCONTRAVENTION. Neither the execution and delivery of the Transaction Documents by the Servicer, the consummation of the transactions contemplated thereby nor the satisfaction of the terms and conditions of the Transaction Documents:

                  (i) conflicts with or results in any breach or violation of any provision of the certificate of incorporation or bylaws or other organizational document of the Servicer or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Servicer or any of its material properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over the Servicer;

                  (ii) constitutes a default by the Servicer under or a breach of any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which the Servicer is a party or by which any of its properties, which are individually or in the aggregate material to the Servicer, is or may be bound or affected; or

                  (iii) results in or requires the creation of any lien upon or in respect of any assets of the Servicer.

            (e) LEGAL PROCEEDINGS. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting the Servicer or any of its subsidiaries, or any properties or rights of the Servicer or any of its subsidiaries, pending or, to the Servicer's knowledge after reasonable inquiry, threatened, which, in any case, could reasonably be expected to result in a material adverse effect upon the Servicer's ability to perform its respective obligations under the Transaction Documents or have a material adverse effect upon the Surety.

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            (f) VALID AND BINDING OBLIGATIONS. The Transaction Documents (other than the Note), when executed and delivered by the Servicer, will constitute the legal, valid and binding obligations of the Servicer, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles and public Surety Bond considerations as to rights of indemnification for violations of federal securities laws.

            (g) FINANCIAL STATEMENTS. The Servicer hereby represents and warrants that: (a) the financial statements of FIFSG, copies of which have been furnished to the Surety, (i) are, as of the dates and for the periods referred to therein, complete and correct in all material respects, (ii) present fairly the financial condition and results of operations of FIFSG as of the dates and for the periods indicated and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied, except as noted therein (subject as to interim statements to normal year-end adjustments); (b) since the date of the most recent financial statements, there has been no material adverse change in respect of such operations or financial condition; and (c) except as disclosed in the financial statements, the Servicer is not subject to any contingent liabilities or commitments that, individually or in the aggregate, have a material possibility of causing a material adverse change in respect of the Servicer.

            (h) COMPLIANCE WITH LAW, ETC. No practice, procedure or policy employed, or proposed to be employed, by the Servicer in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to it that, if enforced, could reasonably be expected to result in a material adverse effect upon the Servicer's ability to perform its respective obligations under the Transaction Documents or have a material adverse effect upon the Surety.

            (i) TAXES. The Servicer and the Servicer's parent company or companies have filed prior to the date hereof all federal and state tax returns that are required to be filed and paid all taxes, including any assessments received by them that are not being contested in good faith, to the extent that such taxes have become due, except for any failures to file or pay that, individually or in the aggregate, would not result in a material adverse change with respect to the Servicer.

            (j) ACCURACY OF INFORMATION. Neither the Transaction Documents, nor other information relating to the Receivables or related assets, the operations of the Servicer (including servicing or origination of loans) or the financial condition of the Servicer (collectively, the "Documents"), as amended, supplemented or superseded, furnished to the Surety by the Servicer contain any statement of a material fact by the Servicer which was untrue or misleading in any material adverse respect when made. The Servicer has no knowledge or circumstances that could reasonably be expected to cause a material adverse change with respect to the Servicer. Since the furnishing of the Documents, there has been no change nor any development or event involving a prospective change known

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      to the Servicer that would render any of the Documents untrue or misleading in a material respect.

            (k) TRANSACTION DOCUMENTS. Each of the representations and warranties of the Servicer contained in the Transaction Documents is true and correct in all material respects, and the Servicer hereby makes each such representation and warranty to, and for the benefit of, the Surety as if the same were set forth in full herein.

            (l) SOLVENCY. The Servicer is solvent and will not be rendered insolvent by the Transaction and, after giving effect to the Transaction, the Servicer will not be left with an unreasonably small amount of capital with which to engage in its business, nor does the Servicer intend to incur, or believe that it has incurred, debts beyond its ability to pay as they mature. The Servicer does not contemplate the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Servicer or any of its assets.

            (m) PRINCIPAL PLACE OF BUSINESS. The principal place of business of the Servicer is located in Georgia."

      SECTION 2.06 ADDITION OF SECTION 2.05. Section 2.05 is hereby added to the Insurance Agreement in appropriate numerical order as follows:

      "SECTION 2.05. AFFIRMATIVE COVENANTS OF THE SERVICER. The Servicer hereby agrees that during the Term of this Agreement, unless the Surety shall otherwise expressly consent in writing:

            (a) COMPLIANCE WITH AGREEMENTS AND APPLICABLE LAWS. The Servicer shall not be in default under the Transaction Documents and shall comply with all material requirements of any law, rule or regulation applicable to it. The Servicer shall not agree to any amendment to or modification of the terms of any Transaction Documents or its organizational documents (including without limitation, its articles of incorporation and bylaws) unless the Surety shall have otherwise consented.

            (b) CORPORATE EXISTENCE. The Servicer its successors and assigns, shall maintain its corporate or other existence and shall at all times continue to be duly organized under the laws of its jurisdiction of incorporation or formation and duly qualified and duly authorized (as described in subsections 2.04(a), (b) and (c) hereof) and shall conduct its business in accordance with the terms of its certificate of incorporation and bylaws or other formation documents.

            (c) THE SERVICER TO PROVIDE FINANCIAL STATEMENTS; ACCOUNTANTS' REPORTS; OTHER INFORMATION. The Servicer shall keep or cause to be kept in reasonable detail books and records of account of the Servicer's, and its consolidated subsidiaries', assets and

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      business, including, but not limited to, books and records relating to the Transaction. The Servicer shall furnish or cause to be furnished to the Surety:

                  (i) FINANCIAL STATEMENTS. All reports, Financial Statements,
            Officer's Certificates and reviews required to be furnished under
            Article II of the Servicing Agreement and Section 2.02(c) of this Agreement, including, without limitation, annual audited and quarterly unaudited financial statements of FIFSG and its consolidated subsidiaries.

                  (ii) INITIAL AND CONTINUING REPORTS. The Servicer shall
            deliver to the Surety the Monthly Servicer Report required by
            Section 2.02(c) of the Servicing Agreement. Such Monthly Report shall include, among other things, the outstanding Notional Amount of each Interest Rate Cap, and, to the extent that the Floating Rate, with respect to any Interest Rate Cap exceeds the Cap Rate for the related Collection Period, the termination value of the related Interest Rate Cap.

                  All financial statements specified in clause (i) above shall be furnished in consolidated form for FIFSG and its subsidiaries.

                  The Surety agrees that it and its agents, accountants and
            attorneys shall keep confidential all financial statements, reports and other information delivered by the Servicer pursuant to this subsection 2.05(c) to the extent provided in subsection 2.05(e) hereof.

            (d) ACCESS TO RECORDS; DISCUSSIONS WITH OFFICERS AND ACCOUNTANTS. The Servicer shall, upon the reasonable request of the Surety, permit the Surety or its authorized agents:

                  (i) to inspect its books and records as they may relate to the
            Note, the obligations of such party under the Transaction Documents, and the Transaction;

                  (ii) to discuss the affairs, finances and accounts of the
            Servicer with the chief operating officer and the chief financial officer of the Servicer, and

                  (iii) with the Servicer's consent, which consent shall not be unreasonably withheld, to discuss the affairs, finances and accounts of the Servicer with such company's independent accountants, provided that an officer of the company shall have the right to be present during such discussions.

                  Such inspections and discussions shall be conducted during normal business hours and shall not unreasonably disrupt the business of the Servicer. The books and records of the Servicer will be maintained at the address of the Servicer designated herein for receipt of notices, unless the Servicer shall otherwise advise the parties hereto in writing.

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            (e) CONFIDENTIALITY. The Surety agrees that it and its shareholders, directors, agents, accountants and attorneys shall keep confidential any matter of which it becomes aware through such inspections or discussions (unless readily available from public sources), except as may be otherwise required by regulation, law or court order or requested by appropriate governmental authorities or as necessary to preserve its rights or security under or to enforce the Transaction Documents, provided that the foregoing shall not limit the right of the Surety to make such information available to its regulators, securities rating agencies, reinsurers, credit and liquidity providers, counsel and accountants. If the Surety is requested or required (by oral questions, interrogatories, requests for information or documents subpoena, civil investigative demand or similar process) to disclose any information of which it becomes aware through such inspections or discussions, the Surety will promptly notify the Servicer of such request(s) so that the Servicer may seek an appropriate protective order and/or waive the Surety's compliance with the provisions of this Agreement. If, in the absence of a protective order or the receipt of a waiver hereunder, the Surety is, nonetheless, in the opinion of its counsel, compelled to disclose such information to any tribunal or else stand liable for contempt or suffer other censure or significant penalty, the Surety may disclose such information to such tribunal that the Surety is compelled to disclose, provided that a copy of all information disclosed is provided to the Servicer, promptly upon such disclosure.

            (f) NOTICE OF MATERIAL EVENTS. The Servicer shall be obligated promptly to inform the Surety in writing of the occurrence of any of the following to the extent any of the following relate to it:

                  (i) the submission of any claim or the initiation or threat of any legal process, litigation or administrative or judicial investigation, or rule making or disciplinary proceeding by or against the Servicer that could result in a material adverse effect upon the Servicer's ability to perform its respective obligations under the Transaction Documents or have a material adverse effect upon the Surety, or the promulgation of any proceeding or any proposed or final rule which would result in a material adverse effect upon the Servicer's ability to perform its respective obligations under the Transaction Documents or have a material adverse effect upon the Surety;

                  (ii) any change in the location of the Servicer's principal offices or any change in the location of the Servicer's books and records;

                  (iii) the occurrence of any Event of Default, Potential
            Termination Event, Termination Event, Potential Amortization Event, Amortization Event, Potential Wind-Down Event, Wind-Down Event, Servicer Event of Default or of any event that would result in a material adverse effect upon the Servicer's ability to perform its respective obligations under the Transaction Documents or have a material adverse effect upon the Surety;

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                  (iv) the commencement of any proceedings by or against the
            Servicer under any applicable bankruptcy, reorganization, liquidation, rehabilitation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, conservator, trustee or similar official shall have been, or may be, appointed or requested for the Servicer or any of its assets; or

                  (v) the receipt of notice that (A) the Servicer is being
            placed under regulatory supervision, (B) any license, permit, charter, registration or approval necessary for the conduct of the Servicer's business is to be, or may be suspended or revoked, or (C) the Servicer is to cease and desist any practice, procedure or Surety Bond employed by the Servicer in the conduct of its business, and such cessation may result in a material adverse effect upon the Servicer's ability to perform its respective obligations under the Transaction Documents or have a material adverse effect upon the Surety.

            (g) FINANCING STATEMENTS AND FURTHER ASSURANCES. The Servicer will cause to be filed all necessary financing statements or other instruments, and any amendments or continuation statements relating thereto, necessary to be kept and filed in such manner and in such places as may be required by law to preserve and protect fully the interest of the Collateral Agent (on behalf of the Secured Parties) in the Collateral. The Servicer shall, upon the request of the Surety, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, within ten days of such request, such amendments hereto and such further instruments and take such further action as may be reasonably necessary to effectuate the intention, performance and provisions of the Transaction Documents. In addition, the Servicer agrees to cooperate with Standard & Poor's and Moody's in connection with any review of the Transaction that may be undertaken by Standard & Poor's and Moody's after the date hereof.

            (h) MAINTENANCE OF LICENSES. The Servicer or any successors thereof shall maintain all licenses, permits, charters and registrations which are material to the conduct of its business.

            (i) THIRD-PARTY BENEFICIARY. The Servicer agrees that the Surety shall have all rights of a third-party beneficiary in respect of each Transaction Document to which it is a party and hereby incorporates and restates their representations, warranties and covenants as set forth therein for the benefit of the Surety.

            (j) AMENDMENTS. The Servicer will provide the Surety with written notice of any change or amendment to any Transaction Document as currently in effect and the Servicer agrees that it will not make any change or amendment to any Transaction Document without the prior written consent of the Surety thereto.

            (k) MAINTENANCE OF COLLATERAL. On or before each April 15, beginning in 2000, so long as the Note is outstanding, the Servicer shall furnish, or cause to be furnished, to the Surety and the Collateral Agent an officers' certificate either stating that

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      such action has been taken with respect to the recording, filing, rerecording and refiling of any financing statements and continuation statements as is necessary to maintain the interest of the Collateral Agent created by the Security Agreement with respect to the Collateral and reciting the details of such action or stating that no such action is necessary to maintain such interests. Such officers' certificate shall also describe the recording, filing, rerecording and refiling of any financing statements and continuation statements that will be required to maintain the interest of the Collateral Agent (on behalf of the Secured Parties) in the Collateral until the date such next officers' certificate is due. The Servicer will use its best efforts to cause any necessary recordings or filings to be made with respect to the Collateral.

            (l) CLOSING DOCUMENTS. The Servicer shall provide or cause to be provided to the Surety an executed original copy of each document executed in connection with the Servicing Transfer within 30 days after the date of such closing.

            (m) PREFERENCE AMOUNTS. With respect to any Preference Amount (as defined In the Surety Bond), the Servicer shall provide to the Surety upon the request of the Surety:

                  (i) a certified copy of the final nonappealable order of a court having competent jurisdiction ordering the recovery by a trustee in bankruptcy as voidable preference amounts included in previous payments to any Insured Party pursuant to the United States Bankruptcy Code;

                  (ii) an opinion of counsel satisfactory to the Surety, and upon which the Surety shall be entitled to rely, stating that such order is final and is not subject to appeal;

                  (iii) an assignment in such form as reasonably required by the
            Surety, irrevocably assigning to the Surety all rights and claims of the Servicer, the Collateral Agent and any Insured Party relating to or arising under the Transaction Documents against the debtor which made such preference payment or otherwise with respect to such preference amount; and

                  (iv) appropriate instruments to effect (when executed by the affected party) the appointment of the Surety as agent for the Collateral Agent and any Insured Party in any legal proceeding relating to such preference payment being in a form satisfactory to the Surety.

            (n) YEAR 2000 PROGRAM. The Servicer has taken all steps necessary and appropriate to prevent any material difficulties in its computer and information systems arising from or in connection with the information processing challenges associated with the Year 2000, and will provide to the Surety such information and reports as the Surety may reasonably request from time to time with respect to such steps as have or will be taken with respect thereto."

      SECTION 2.07. ADDITION OF SECTION 2.06 TO THE INSURANCE AGREEMENT. Section
2.06 is hereby added to the Insurance Agreement in appropriate numerical order as follows:

            "SECTION 2.06. NEGATIVE COVENANTS OF THE SERVICER. The Servicer hereby agrees that during the Term of this Agreement, unless the Surety shall otherwise expressly consent in writing:

            (a) IMPAIRMENT OF RIGHTS. The Servicer shall not take any action, or fail to take any action, if reasonably requested by the Surety, if such action or failure to take action may interfere with the enforcement of any rights of the Surety under or with respect to the Transaction Documents. The Servicer shall give the Surety written notice of any such action or failure to act on the earlier of: (i) the date upon which any publicly available filing or release is made with respect to such action or failure to act or (ii) promptly prior to the date of consummation of such action or failure to act. The Servicer shall furnish to the Surety all information requested by it that is reasonably necessary to determine compliance with this paragraph.

            (b) WAIVER, AMENDMENTS, ETC. Except in accordance with the Transaction Documents, the Servicer shall not waive, modify or amend, or consent to any waiver, modification or amendment of, any of the terms, provisions or conditions of the Transaction Documents without the consent of the Surety.

            (c) RECEIVABLES; POLICIES. Except as otherwise permitted in the Security Agreement, the Servicer shall not alter or amend any Receivable, its credit policies, its collection policies or its charge-off policies in a manner that materially adversely affects the Surety unless the Surety shall have previously given its consent, which consent shall not be unreasonably withheld.

            (d) TRANSACTION DOCUMENTS. The Servicer will not at any time in the future deny that the Transaction Documents constitute the legal, valid and binding obligations of the Servicer."

      SECTION 2.08. ADDITION OF THE SERVICER TO CERTAIN PROVISIONS. The words "the Servicer" are hereby added following the phrase "the Transferor" in each place such phrase appears in the following sections of the Insurance Agreement:
Sections 3.04(a), (except 3.04(a)(vi)); 3.04(d), 3.04(f), 3.05, 3.06, 4.01,
4.02, 4.03, 4.04, 5.01(except 5.01(c) and (e)), 5.02(a)(iii), 5.03, 6.05 and
6.06.

      SECTION 2.09. ADDITION OF SECTION 3.01A. Section 3.01A is hereby added to the Insurance Agreement in appropriate numerical order as follows:

            "SECTION 3.01A. CONDITIONS PRECEDENT TO SERVICING TRANSFER. The Surety hereby consents, subject to the conditions set forth herein, to the Servicing Transfer. The Transferor and the Seller shall have complied with the terms and satisfied the conditions precedent set forth below:

            (a) Receipt by the Surety of a fully executed copy of the Amendments;

            (b) Receipt by the Surety of the following opinions of counsel:

                  (i) The law firm of Buck, Keenan & Owens shall have issued its favorable opinion, in form and substance acceptable to the Surety and its counsel, regarding and the validity and enforceability of the Amendments against the Transferor, the Servicer and the Seller, and in-house counsel to the Collateral Agent shall have issued its favorable opinion, in form and substance acceptable to the Surety and its counsel, regarding and the validity and enforceability of the Amendments against the Collateral Agent;

                  (ii) The law firm of Buck, Keenan & Owens shall have issued its favorable opinions, in form and substance acceptable to the Surety and its counsel and substantially similar to such opinion given on the Closing Date, regarding the perfection of the Collateral Agent's interest in the Receivables; and

                  (iii) The Surety shall have received such other opinions of counsel, in form and substance acceptable to the Surety and its counsel, addressing such other matters as the Surety may reasonably request;

            (c) Receipt of confirmation from Standard & Poor's and Moody's that the rating of the Facility following the Servicing Transfer and without regard to the Surety Bond is at least BBB- and Baa3, respectively;

            (d) The representations and warranties of the parties hereto set forth or incorporated by reference in this Amendment shall be true and correct as of the date hereof;

            (e) The Servicer will cause FIFSG to furnish a certificate to the Surety to the effect that (i) the Financial Statements which have been furnished to the Surety are, as of the date thereof, complete and correct in all material respects; present fairly the financial condition of FIFSG on a consolidated basis as of the date thereof; and have been prepared in accordance with generally accepted accounting principles consistently applied (except as noted therein and subject to year-end adjustments for interim statements) and (ii) there has been no material adverse change in such conditions or operations;

            (f) Delivery of such other documents, customary closing certificates, instruments, approvals or opinions and compliance with such requirements and conditions as are reasonably requested by the Surety;

            (g) No suit, action or other proceeding, investigation or injunction, or final judgment relating thereto, shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with the Amendments or the consummation of the Servicing Transfer;

            (h) No statute, rule, regulation or order shall have been enacted, entered or deemed applicable by any government or governmental or administrative agency or court that would make the transactions contemplated by any of the Amendments illegal or otherwise prevent the consummation thereof; and

            (i) No fact or event which results, or which with notice or the passage of time, or both, would result in a Termination Event, Amortization Event, Wind-Down Event or Event of Default shall have occurred.

      SECTION 2.10. AMENDMENTS TO SECTION 3.07.

            (a) Section 3.07(b) of the Agreement is hereby amended as follows (solely for convenience, added language is italicized and deleted language has been stricken through):

                  "(b) ANYTHING in subsection 3.07(a) hereof to the contrary notwithstanding, the Surety shall be entitled to reimbursement from
            (I) the Seller (i) for payments made under the Surety Bond arising as a result of the Transferor's failure to repurchase any Receivable required to be repurchased pursuant to Section 3.1 of the Security Agreement, or Section 3.02 of the Servicing Agreement, or the Seller's failure to repurchase any Receivable required to be repurchased pursuant to Section 6.2 of the Purchase Agreement and
            (ii) FROM THE SERVICER for payments made under the Surety Bond, arising as a result of the Servicer's failure to deposit into the Collection Account any other amount required to be so deposited pursuant to the Security Agreement, together with interest on any and all amounts remaining unreimbursed (to the extent permitted by law, if in respect to any unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate."

            (b) Section 3.07(e) of the Agreement is hereby amended as follows (solely for convenience, added language is italicized and deleted language has been stricken through):

                  "(e) The Seller, THE SERVICER and the Reserve Account Agent,
            as the case may be, and in each case as to matters concerning itself, agree to pay to the Surety as follows: with respect to the Seller, interest on any and all amounts described in subclauses (b),
            (c), (f) and (g) and with respect to the Reserve Account Agent, interest on any and all amounts described in subclause (d) of this
            Section 3.07 from the date payable or paid by such party until payment thereof in full, payable to the Surety at the Late Payment Rate per annum."

            (c) Section 3.07(f) of the Agreement is hereby amended as follows (solely for convenience, added language is italicized and deleted language has been stricken through):

                  "(f) The Collateral Agent, THE SERVICER, the Seller and the
            Transferor agree to pay to the Surety as follows: any payments made by the Surety on behalf of, or advanced to, the Collateral Agent, THE SERVICER, the Seller or the Transferor, as the case may be, consisting of any amounts payable by the Collateral Agent, THE SERVICER, the Seller or the Transferor pursuant to the Transaction Documents."

                                   ARTICLE III

                                  MISCELLANEOUS

      SECTION 3.01. NOTICES. The following modifications are hereby made to
Section 6.01 of the Insurance Agreement as follows:

            (a) The notice address for Texas Commerce Bank is hereby deleted.

            (b) The following notice addresses are hereby added:

                "To the Collateral Agent, Back-up Servicer and Custodian:

                        Norwest Bank Minnesota, National Association
                        Corporate Trust Services-Asset-Backed Administration Norwest Center
                        Sixth & Marquette
                        Minneapolis, MN 55479-0070
                        Telecopy No.: (612) 667-3539
                        Confirmation: (612) 667-1117"

                To the Servicer:

                       Auto Lenders Acceptance Corporation
                       c/o First Investors Financial Services Group, Inc. Suite 710
                       675 Bering Drive
                       Houston, TX  77057
                       Attention: Tommy A. Moore, Jr.
                       Telecopy No.: 713-977-0657
                       Confirmation: 713-977-2600

                To the Noteholder:

                       Enterprise Funding Corporation
                       c/o Global Securitization Services, LLC
                       25 West 43rd St., Suite 704
                       New York, NY 10036
                       Attention: Kevin Burns
                       Telecopy No.: (212) 302-8767
                       Confirmation: (212)302-8331

      SECTION 3.02. COUNTERPARTS. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

      SECTION 3.03. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

      SECTION 3.04. LIMITED SCOPE. This Amendment is specific to the circumstances described above and does not imply any future amendment or waiver of rights allocated to the Surety under the Insurance Agreement.

      SECTION 3.05. RATIFICATION. Except as expressly affected by the provisions hereof, the Insurance Agreement as amended shall remain in full force and effect in accordance with its terms and is hereby ratified and confirmed by the parties hereto. On and after the date hereof, each reference in the Insurance Agreement to "this Agreement", "hereunder", "herein" or words of like import shall mean and be a reference to the Insurance Agreement as amended by this Amendment and any reference to "the parties hereto", "no party hereto" or words of like import shall be deemed to include all of the parties to this Amendment.

      SECTION 3.06. NOTICE TO RATING AGENCIES. Promptly after the execution of this Amendment, the Seller shall mail an executed copy of this Amendment to the Rating Agencies. By execution of this Amendment, the parties acknowledge receipt of notice of this Amendment.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

                                      16.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement, all as of the day and year first above mentioned.

                                    MBIA INSURANCE CORPORATION

                                    By _________________________________________
                                    Title: _____________________________________

                                    FIRST INVESTORS AUTO RECEIVABLES
                                    CORPORATION, as Transferor


                                    By _________________________________________
                                    Title: _____________________________________

                                    FIRST INVESTORS FINANCIAL SERVICES,
                                    INC., as Seller


                                    By _________________________________________
                                    Title: _____________________________________

                                    NORWEST BANK MINNESOTA, NATIONAL
                                    ASSOCIATION, as Successor Collateral Agent,
                                    Back-up Servicer and Custodian

                                    By _________________________________________
                                    Title: _____________________________________

                                    NATIONSBANK, N.A., as Reserve Account Agent


                                    By _________________________________________
                                    Title: _____________________________________

                                    AUTO LENDERS ACCEPTANCE
                                    CORPORATION, as Servicer


                                    By _________________________________________
                                    Title: _____________________________________

                                    CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as Initial Collateral Agent

                                    By _________________________________________
                                    Title: _____________________________________